Exhibit 10.1
DEMAND NOTE
October 27, 2008
$1,000,000.00
     For value received, the undersigned CORNING NATURAL GAS CORPORATION, a New York corporation, with an address of 330 West William Street, Corning, New York 14830 (the “Borrower”), promises to pay to the order of Manufacturers and Traders Trust Company, a New York banking corporation with an address of One M&T Plaza (Attn: Office of General Counsel), Buffalo, New York 14203 (together with its successors and assigns, the “Bank”), ON DEMAND, the principal amount of One Million Dollars and Zero Cents ($1,000,000.00) or, if less, such amount as may be the aggregate unpaid principal amount of all loans or advances made by the Bank to the Borrower pursuant hereto, together with interest from the date hereof on the unpaid principal balance from time to time outstanding until paid in full. The aggregate principal balance outstanding shall bear interest thereon at a per annum rate equal to One Percent (1%) above the Prime Rate (as hereinafter defined). All accrued and unpaid interest shall be payable monthly in arrears on the 1st of each month, commencing on November 1, 2008.
     Prime Rate means the rate per annum from time to time established by the Bank as the Prime Rate and made available by the Bank at its main office or, in the discretion of the Bank, the base, reference or other rate then designated by the Bank for general commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto.
     The effective interest rate applicable to the Borrower’s loans evidenced hereby shall change on the date of each change in the Prime Rate.
     Principal and interest shall be payable at the Bank’s main office or at such other place as the Bank may designate in writing in immediately available funds in lawful money of the United States of America without set-off, deduction or counterclaim. Interest shall be calculated on the basis of actual number of days elapsed and a 360-day year.
     The Borrower, if a corporation, partnership, trust or other entity, represents that: (i) it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; (ii) that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; (iii) that this Note has been duly executed by an authorized officer, partner or trustee and constitutes a binding obligation enforceable against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; (iv) that Borrower’s performance is not threatened by any pending or threatened litigation; and (v) that Borrower’s name and chief executive office is correctly stated in the first paragraph of this Note and that Borrower shall not change its name or its chief executive office without giving the Bank at least thirty (30) days prior written notice.
     Payments may be applied in any order in the sole discretion of the Bank but, prior to default, shall be applied first to past due interest, expenses (which shall include all fees and costs, as well as all disbursements incurred by the Bank to preserve or enforce its rights under this Note or any other document executed in connection herewith), late charges and principal; then to current interest, expenses, late charges and principal, and last to remaining principal. Notwithstanding the foregoing, any payments received after demand for payment shall be applied in such manner as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder without prior notice to the Borrower.
     If pursuant to the terms of this Note, the Borrower is at any time obligated to pay interest on the principal balance at a rate in excess of the maximum interest rate permitted by applicable law for the loan evidenced by this Note, the applicable interest rate shall be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.
     The Borrower represents to the Bank that the proceeds of this Note will not be used for personal, family or household purposes or for the purpose of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.
     The Borrower and each endorser and guarantor hereof grant to the Bank a continuing lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank or any Bank Affiliate (as hereinafter defined) to the Borrower and/or each endorser or guarantor hereof and any cash, securities, instruments or other property of the Borrower and each endorser and guarantor hereof in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower and/or any endorser or guarantor hereof to the Bank or any Bank Affiliate and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower or any endorser or guarantor hereof to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.
     No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this Note, regardless of the time, order or place of signing, waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of every kind in connection with the delivery, acceptance, performance or enforcement of this Note and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable and waives all recourse to suretyship and guarantor defenses generally, including any defense based on impairment of collateral. To the maximum extent permitted by law, the Borrower and each endorser and guarantor of this Note waive and terminate any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead laws, including without limitation, Section 5206 of the Civil Practice Law and Rules of New York.
     The Borrower and each endorser and guarantor of this Note shall indemnify, defend and hold the Bank and the Bank Affiliates and their directors, officers, employees, agents and attorneys (each an “Indemnitee”) harmless against any claim brought or threatened against any Indemnitee by the Borrower, by any endorser or guarantor, or by any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s selection, but at the expense of the Borrower and any endorser and/or guarantor), except for any claim arising out of the gross negligence or willful misconduct of the Bank.
     The Borrower and each endorser and guarantor of this Note agree to pay, upon demand, costs of collection of all amounts under this Note including, without limitation, principal and interest, or in connection with the enforcement of, or realization on, any security for this Note, including, without limitation, to the extent permitted by applicable law, reasonable attorneys’ fees and expenses. Upon demand for payment of any amounts hereunder, interest shall accrue at a rate per annum equal to the aggregate of 4.0% plus the rate provided for herein. If any payment due under this Note is unpaid for 5 days or more, the Borrower shall pay, in addition to any other sums due under this Note (and without limiting the Bank’s other remedies on account thereof), a late charge equal to the greater of $50 or 5.0% of such unpaid amount (which amount shall be subject to and limited so as to not be in violation of the provisions of Section 254-b of New York Real Property Law, if applicable).
     This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns and legal representatives, and shall inure to the benefit of the Bank and its successors, endorsees and assigns.
     The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the Borrower or any one or more endorsers or guarantors shall not release any other person obligated on account of this Note. Any and all present and future debts of the Borrower to any endorser or guarantor of this Note are subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Bank. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated, unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been irrevocably satisfied in full. The release or compromise by the Bank of any collateral shall not release any person obligated on account of this Note.
     The Borrower and each endorser and guarantor hereof each authorizes the Bank to complete this Note if delivered incomplete in any respect. A photographic or other reproduction of this Note may be made by the Bank, and any such reproduction shall be admissible in evidence with the same effect as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
     This Note is delivered to the Bank at one of its offices in New York and shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.
     Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to any party hereto at the address for such party as set forth herein, or at such other address as any party may from time to time designate in written notice received by the other parties hereto; provided, however, that in order for any notice to the Bank to be deemed effective, a duplicate notice shall be separately delivered to the Bank at the current office address of the Bank officer primarily responsible for the customer account to which this document relates. Any such demand or notice shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service. Notice by e-mail is not valid notice under this or any other agreement between the undersigned parties.
     The term “Bank Affiliate” as used in this Note shall mean any banking or lending affiliates of the Bank, any party acting as a participant lender in the credit arrangements contemplated herein, or any third party acting on the Bank’s behalf.
     Except as set forth below, no change in this Note or waiver of any right or remedy hereunder can be made except in a writing signed by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank.
     This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Borrower and the Bank with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank.
     If there is more than one obligor to the Bank named herein and signing below, each such obligor shall be jointly and severally liable for the payment of all amounts and performance of all obligations required hereunder.
     Preauthorized Transfers from Deposit Account. If a deposit account number is provided, Borrower hereby authorizes the Bank to debit Borrower’s deposit account #                     with the Bank automatically for any amount which becomes due under this Note.
     The Borrower and each endorser and guarantor of this Note each irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New York, over any suit, action or proceeding arising out of or relating to this Note. Each of the Borrower and each endorser and guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each of the Borrower and each endorser and guarantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower’s, endorser’s or guarantor’s address shown below or as notified to the Bank and (ii) by serving the same upon the Borrower(s), endorser(s) or guarantor(s) in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Borrower or such endorser or guarantor.
     THE BORROWER AND EACH ENDORSER AND GUARANTOR ACKNOWLEDGE THAT THIS NOTE IS A DEMAND NOTE AND THE RIGHT OF THE BANK TO DEMAND PAYMENT OF THIS NOTE IN WHOLE OR IN PART AT ANY TIME SHALL BE ABSOLUTE, UNCONDITIONAL AND IN THE SOLE DISCRETION OF THE BANK. THE INCLUSION OF EVENTS OF DEFAULT AND COVENANTS IN ANY LOAN DOCUMENTS BETWEEN THE BANK AND THE BORROWER OR ANY ENDORSER OR GUARANTOR OR OTHER PARTY DELIVERED IN CONNECTION WITH THIS NOTE OR OTHERWISE SHALL NOT IN ANY WAY LIMIT THE DEMAND NATURE OF THIS NOTE AND THE BANK MAY MAKE DEMAND FOR PAYMENT AT ANY TIME FOR ANY OR NO REASON, WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED UNDER ANY SUCH LOAN DOCUMENTS.
     THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE, ANY OF THE OBLIGATIONS OF THE BORROWER, EACH ENDORSER AND GUARANTOR TO THE BANK, AND ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

     Executed as of October 27, 2008.

Witness:	Borrower:

CORNING NATURAL GAS CORPORATION

	By:	/s/ Michael I. German
Michael I. German, President

330 West William Street
Corning, New York
14830

STATE OF NEW YORK	:
SS.
COUNTY OF	:

On the                      day of                      in the year 20      , before me, the undersigned, a Notary Public in and for said State, personally appeared, Michael I. German, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC

TYPE OR PRINT NAME
FOR BANK USE ONLY

Authorization Confirmed:
Signature per C.P. 4.15.10

Promissory Notes	© 2008 Medici, a division of Wolters Kluwer Financial Services

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